

<ARTICLE> 5
<LEGEND> This schedule contains summary financial information extracted from
Third Quarter 1996 Financial Statements and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          JUL-31-1996
<PERIOD-START>                             AUG-01-1995
<PERIOD-END>                               APR-30-1996
<CASH>                                          91,138
<SECURITIES>                                         0
<RECEIVABLES>                                1,483,532
<ALLOWANCES>                                         0
<INVENTORY>                                    569,241
<CURRENT-ASSETS>                             2,218,353
<PP&E>                                      13,716,902
<DEPRECIATION>                               2,620,123
<TOTAL-ASSETS>                              13,810,191
<CURRENT-LIABILITIES>                        2,090,068
<BONDS>                                      8,765,073
<COMMON>                                        35,451
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                   2,919,599
<TOTAL-LIABILITY-AND-EQUITY>                13,810,191
<SALES>                                     13,089,318
<TOTAL-REVENUES>                            13,089,318
<CGS>                                        6,795,505
<TOTAL-COSTS>                                6,795,505
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                             378,731
<INCOME-PRETAX>                              (376,997)
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          (376,997)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                  (1,406,050)<F1>
<NET-INCOME>                               (1,783,047)
<EPS-PRIMARY>                                   (0.50)
<EPS-DILUTED>                                   (0.50)

<F1>  Effective August 1, 1995, the Company changed its method of accounting for new account allowances from the capitalization method to expensing the cost as incurred.
      The change has been applied retroactively and results in a cumulative effect adjustment.

